LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 4, 2015

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

CLASS I AND CLASS II

EACH DATED MAY 1, 2015

Effective on or about April 29, 2016, the following supplements and replaces any information to the contrary in the Summary Prospectuses, Prospectuses and Statement of Additional Information. The fund’s investment objective, policies and strategies are unchanged.

The fund will be renamed ClearBridge Variable Mid Cap Portfolio.

Please retain this supplement for future reference.

CBAX212462